LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Invesco Select Equity Income Managed Volatility Fund

Supplement Dated April 8, 2025

to the Summary and Statutory Prospectuses dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Statutory and Summary Prospectuses for the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting held on March 3-4, 2025, the Board of Trustees (“Board”) of the Trust approved a plan of liquidation (the “Plan”) for the Standard Class of the Fund, a series of the Trust, and the submission of the Plan to the beneficial owners of the Standard Class of the Fund, including certain insurance companies and contract owners of variable life insurance policies and variable annuity contracts who have selected the Standard Class of the Fund for investment through those policies or contracts, and therefore, have a beneficial interest in the Standard Class of the Fund (“Beneficial Owners”). The liquidation of the Standard Class of the Fund will occur only if the Plan for the Fund is approved by its Beneficial Owners. The Fund will be mailing Beneficial Owners a proxy statement with essential information they should consider before voting on the Plan. If approved, the liquidation of the Standard Class of the Fund is expected to occur on or about May 9, 2025 (“Liquidation Date”).

At any time prior to the Liquidation Date, Beneficial Owners may transfer out of the Standard Class of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please also see your variable product prospectus for more information on transfers, including any restrictions on transfers into another fund before the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE